Exhibit 10.1 THE MARZETTI COMPANY FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT This Restricted Stock Unit Award Agreement (this “Agreement”) made as of __________, 20__ (the “Grant Date”), by and between The Marzetti Company, an Ohio corporation (the “Company”), and (the “Grantee”). WHEREAS, the Company desires to award Restricted Stock Units to the Grantee, subject to the terms and conditions of the Lancaster Colony Corporation 2015 Omnibus Incentive Plan (the “Plan”) and the terms and conditions described below; WHEREAS, the Grantee wishes to accept such award, subject to the terms and conditions of the Plan and the terms and conditions described below; WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the same meanings as in the Plan. NOW, THEREFORE, the Company and the Grantee hereby agree as follows: 1. Definitions. As used in this Agreement: (a) “Compete” means to do any of the following as an officer, director, employee, independent contractor, consultant, owner, partner, member, shareholder, equity holder, or joint venturer of a competitor of the Company, or in any other capacity whatsoever with a competitor of the Company: (a) to directly or indirectly work for a competitor; or (b) to directly or indirectly assist a competitor with one of its existing or prospective goods or services that directly or indirectly competes, will directly or indirectly compete, or would directly or indirectly compete with a good or service directly or indirectly offered, or that may or will be directly or indirectly offered, by the Company. (b) Confidential Information” means any and all non-public information regarding the Company, its goods, or its services. “Confidential Information” includes any information that qualifies as a “trade secret” under the Uniform Trade Secrets Act or the common law of any state. Additionally, the term “Confidential Information” includes the aforementioned non-public information that has become public because a person or entity breached an obligation to maintain its confidentiality. (c) “Innovations” shall mean all discoveries, developments, designs, ideas, innovations, improvements, inventions, formulas, processes, techniques, and know-how (whether or not patentable or registrable under copyright, trademark or similar statutes) made, conceived, reduced to practice or learned by the Grantee either alone or jointly with another while in the employ of the Company, or disclosed to a third party by the Grantee within one (1) year of leaving its employ, that (i) relate directly to the Company’s business or the production of any character of goods or materials sold or used by the Company, (ii) result from tasks assigned to the Grantee by the Company, or (iii) result from the use of premises or equipment owned, leased, or otherwise acquired by the Company. (d) “Protected Territory” includes the following geographic areas: (a) all states and territories of the United States of America; and (b) any other geographic area where it is reasonably necessary for the protection of the Company’s legitimate interests to restrict Grantee from competing and such restriction does not impose an undue hardship on Grantee or disregard the interests of the public.

2 (e) “Retire or Retirement” shall mean, unless the Administrator determines otherwise, the Grantee’s termination of his or her employment (other than by death or Disability) after having become Retirement Eligible. (f) “Retirement Eligible” shall mean that as of the Grant Date, the Grantee has attained the age of 60 and has achieved ten years of Continuous Status as an Employee or Consultant. (g) “Third Party” or “Third Parties” means, individually or collectively, any current or prospective client, vendor, or other person or entity in an existing or potential business relationship with the Company during Grantee’s employment with the Company or within the two (2) years following Grantee’s termination of employment with the Company. (h) “Third Party Confidential Information” means any and all non-public information provided to Grantee, on a confidential basis, by or on behalf of any existing or potential client, vendor, or other person or entity in an existing or potential business relationship with the Company. Additionally, the term “Third Party Confidential Information” includes the aforementioned non-public information that has become public because a person or entity breached an obligation to maintain its confidentiality. (i) “Vesting Date” shall mean the earliest of a Change in Control (as such term is defined in the Plan) or the events described in Section 4(b) or Section 4(c). For purposes of Sections 1(a)-(d) and Sections 1(g)-(h), the “Company” shall mean The Marzetti Company or any of its parent, subsidiary, or affiliated companies. 2. Grant of Restricted Stock Units. (a) Pursuant to Section 12 of the Plan, the Company hereby issues to the Grantee on the Grant Date an Award consisting of, in the aggregate, ______ Restricted Stock Units (the “Restricted Stock Units”). Each Restricted Stock Unit represents the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. (b) The Restricted Stock Units shall be credited to a separate account maintained for the Grantee on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company. 3. Consideration. The grant of the Restricted Stock Units is made in consideration of the services to be rendered by the Grantee to the Company. 4. Vesting of Restricted Stock Units. (a) Except as provided in this Section 4, the Restricted Stock Units shall be forfeited to the Company for no consideration in the event the Grantee ceases to retain Continuous Status as an Employee or Consultant for any reason, voluntarily or involuntarily, prior to the third anniversary of the Grant Date. (b) The Restricted Stock Units shall be fully vested in the Grantee and no longer subject to a risk of forfeiture pursuant to Section 4(a) upon the occurrence of the earlier of the following events: (i) the date on which the Grantee dies or ceases to retain Continuous Status as an Employee or Consultant as a result of the Grantee’s Disability; (ii) the date upon which the Grantee’s Continuous Status as an Employee or Consultant terminates under circumstances approved by the Administrator, in its sole and absolute discretion, that provide for the full vesting of the Restricted Stock Units; and (iii) the third anniversary of the Grant Date.

3 (c) Except as otherwise provided by the Administrator consistent with Section 4(b)(ii) above, if the Grantee is Retirement Eligible on or before the Grant Date, the Grantee shall vest in, and the Company shall settle, a portion of the Restricted Stock Units on the first anniversary and second anniversary of the Grant Date. Such portion shall be equal to (i) one-third of the Restricted Stock Units if the Grantee’s vesting occurs more than 12 months but no greater than 24 months after the Grant Date and (ii) two-thirds of the Restricted Stock Units if the Grantee’s vesting occurs more than 24 months after the Grant Date but before the third anniversary of the Grant Date. Notwithstanding anything in the foregoing to the contrary, if the Company terminates the Grantee’s Continuous Service for Cause after the date on which the Grantee has become Retirement Eligible, such termination shall be considered for Cause and not a Retirement. In addition, to the extent permitted by Applicable Laws, the Company may require the Grantee to repay any settled Restricted Stock Units in the event the Grantee is terminated for Cause after the Restricted Stock Units are settled. 5. Effect of Change in Control. Notwithstanding anything in this Agreement to the contrary, including Section 4, in the event of a Change in Control, no cancellation, termination, acceleration of vesting, lapse of any restriction (performance or otherwise), or settlement or other payment shall occur with respect to any Restricted Stock Units, if and only if the Committee (as constituted immediately before the consummation of the Change in Control) reasonably determines in good faith before the Change in Control that (i) this outstanding Restricted Stock Unit award will be honored or assumed, or new rights substituted (such honored, assumed, or substituted Award being referred to as a “Replacement Award”) by the successor, and (ii) such Replacement Award: (a) be (i) based on shares of common stock that are traded on a registered U.S. securities exchange or (ii) an award of cash having the same economic value; (b) provide the Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under this Agreement, including, but not limited to, an identical or better vesting schedule and identical or better timing and methods of payment; (c) have substantially equivalent economic value to the Restricted Stock Units under this Agreement, determined at the time of the Change in Control; and (d) have terms and conditions that provide that in the event that the Grantee’s Continuous Status as an Employee or Consultant is involuntarily terminated by the Company for any reason other than for Cause within two years following the Change in Control, any conditions on the Grantee’s rights under, or any restrictions on transfer applicable to, the Restricted Stock Units shall be waived or shall lapse, as the case may be, and any performance-based restrictions shall be deemed to have been achieved at target level performance. If, however, Replacement Awards are not granted in accordance with this section, restrictions on the Restricted Stock Units shall terminate; and such Restricted Stock Units shall be immediately vested. 6. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, until such time as the Restricted Stock Units are settled in accordance with Section 8, the Restricted Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Restricted Stock Units will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company. 7. Rights as Shareholder; Dividend Equivalents. (a) The Grantee shall not have any rights of a shareholder with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units vest and are settled by the issuance of such shares of Common Stock.

4 (b) Upon and following the settlement of the Restricted Stock Units, the Grantee shall be the record owner of the shares of Common Stock underlying the Restricted Stock Units unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights). (c) If, prior to the settlement date, the Company declares a cash or stock dividend on the shares of Common Stock, then, on the payment date of the dividend, the Grantee’s Account shall be credited with Dividend Equivalents in an amount equal to the dividends that would have been paid to the Grantee if one share of Common Stock had been issued on the Grant Date for each Restricted Stock Unit granted to the Grantee as set forth in this Agreement. The Dividend Equivalents credited to the Grantee’s Account will be subject to the same terms and conditions as the Restricted Stock Units to which they are attributable and shall vest or be forfeited (if applicable) at the same time as the Restricted Stock Units to which they are attributable. 8. Delivery. Subject to Section 12 hereof, promptly following the vesting date, and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs, the Company shall (a) issue and deliver to the Grantee the number of shares of Common Stock equal to the number of vested Restricted Stock Units and cash equal to any Dividend Equivalents credited with respect to such vested Restricted Stock Units or, at the discretion of the Administrator, shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents; and (b) enter the Grantee’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock delivered to the Grantee. In the event of Grantee’s death and the vesting of the Restricted Stock Units pursuant to Section 4 above, the Shares shall be delivered to the executor or administrator of Grantee’s estate or to the person or persons to whom Grantee’s rights under this Agreement shall pass by will or by the laws of intestate succession. 9. Adjustments. The Restricted Stock Units shall be subject to adjustment in accordance with Section 17 of the Plan. 10. No Right to Continued Services. The Award shall not confer upon Grantee any right with respect to continuance of employment or service by the Company or any of its Affiliates nor shall this Award interfere with the right of the Company to terminate Grantee’s service relationship with the Company or any of its Affiliates at any time. 11. Expenses of Issuance of Shares. The issuance of stock certificates hereunder shall be without charge to Grantee. The Company shall pay any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the issuance of Shares upon vesting of the Restricted Stock Units. 12. Withholding. No later than the date of delivery of Shares pursuant to Section 8 hereunder, Grantee shall pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld at such time with respect to the Award and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to Grantee, federal, state and local taxes of any kind required by law to be withheld at such time. Grantee may elect to have the Company withhold Shares to pay any applicable withholding taxes resulting from the Award, in accordance with any rules or regulations of the Administrator then in effect. Notwithstanding the foregoing, the maximum number of Shares that may be withheld from the Award to satisfy any federal, state, or local tax withholding requirements upon the vesting of, or payment of Shares pursuant to, the Award, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state, or local taxing authority with respect to such vesting or payment of Shares, or such greater amount as may be permitted under applicable accounting standards. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Stock Units or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items.

5 13. Innovations. In consideration of the Restricted Stock Units, the Grantee agrees: (a) For purposes of this Section 13, the “Company” shall mean The Marzetti Company or any of its parent, subsidiary, or affiliated companies. All Innovations shall belong to and be the exclusive property of the Company. (b) The Grantee will promptly disclose all Innovations to the Company and will assign all of the Grantee’s right, title and interest to such Innovations, whether in the United States and any foreign country, to the Company and its successors and assigns. The Grantee will from time to time, upon request and at the expense of the Company, sign all instruments necessary for the filing and prosecution of any copyrights, patents, mask works, and applications for letters patent of the United States or any foreign country which the Company may desire to file upon such inventions without additional compensation. The Grantee will render all reasonable assistance to the Company and its agents in preparing applications and other documents and do all things that may be reasonable and necessary to protect the rights of the Company and vest in it all such inventions, discoveries, applications, and patents, even if the Grantee is no longer employed by the Company, provided that the Company compensates the Grantee at a reasonable rate for time actually spent by the Grantee on assistance occurring after termination of employment. (c) That upon termination of employment with the Company for any reason, the Grantee will immediately deliver to the Company all drawings, blueprints, sketches, notebooks, formulae, notes, manuals and other documents reflecting Confidential Information or Innovations, and the Grantee will not retain any copies or versions of such information. 14. Improper Use or Disclosure of Confidential Information. In consideration of the Restricted Stock Units, the Grantee agrees to the following terms on maintaining confidentiality of certain non-public information: (a) For purposes of this Section 14, the “Company” shall mean The Marzetti Company or any of its parent, subsidiary, or affiliated companies. (b) The Grantee agrees that during employment with the Company, and at any time thereafter regardless of the reasons for termination, the Grantee will not directly or indirectly do any of the following: (i) use, or attempt to use, any Confidential Information or Third Party Confidential Information, except as required for the performance of the Grantee’s lawful job duties for the Company; (ii) disclose, or attempt to disclose, any Confidential Information to any person or entity who, at the time of the disclosure or attempted disclosure, does not have access to the information that was authorized by an agent of the Company with actual authority to provide such access; and/or (iii) disclose, or attempt to disclose, any Third Party Confidential Information to any person or entity who, at the time of the disclosure or attempted disclosure, does not have access to the information that was authorized by (1) an agent of the Company with actual authority to provide such access and/or (2) an agent of the owner of the Third Party Confidential Information with actual authority to provide such access. (c) Nothing in Section 14 of this Agreement restricts the Grantee from exercising any rights conferred by Section 7 of the National Labor Relations Act. Additionally, nothing in Section 14 of this Agreement restricts the Grantee from exercising any other rights that are conferred by federal, state, and/or local law and that an agreement such as this is prohibited by law from restricting. Further, nothing in Section 14 of this Agreement restricts the Grantee from reporting conduct the Grantee reasonably, and in good faith, believes to be a violation of federal, state, and/or local law. However, in exercising such rights or in making such reports, the Grantee must act in good faith and not unreasonably or unnecessarily disclose any Confidential Information or Third Party Confidential Information. Furthermore, if any Confidential

6 Information is to be disclosed outside of the Company in exercising such rights or in making such reports, then the Grantee is required to provide prior written notice of the disclosure to Company management, so long as such prior written notice is not prohibited by law. If any Third Party Confidential Information is to be disclosed outside of the Company in exercising such rights or in making such reports, then the Grantee is required to provide prior written notice of the disclosure to Company management and to the management of any affected owner of Third Party Confidential Information, so long as such prior written notice is not prohibited by law. The Grantee must provide the prior written notice on or before the moment the Grantee makes the disclosure. 15. Unfair Competition. In consideration of the Restricted Stock Units, the Grantee agrees to be prohibited from engaging in unfair competition with the Company both during and after employment as follows: (a) For purposes of this Section 15, the “Company” shall mean The Marzetti Company or any of its Affiliates. (b) The Grantee acknowledges that, by working for the Company, he or she will: (i) have access to, learn about, and work with the Company’s valuable and unique Confidential Information, all of which the Company developed through substantial, time, effort, and expense; (ii) be in contact and develop relationships with Third Parties, the contacts and relationships with whom the Company developed through substantial time, effort, and expense; and (iii) receive valuable training, knowledge, and expertise, some or all of which the Grantee gained in whole or in part through substantial time, effort, and expense by the Company. For these reasons, the Grantee acknowledges and agrees that the Company has legitimate interests in restricting the Grantee’s competitive activities both during and after employment with the Company and that the restrictions contained in this Section 15 are necessary to protect those legitimate business interests, are designed to eliminate competition that would be unfair to the Company, are reasonable in time and scope, and do not confer a benefit upon the Company which is disproportionate to any detriment to the Grantee. (c) The Grantee agrees that during employment with the Company, and for a period of one (1) year thereafter regardless of the reasons for termination, the Grantee will not Compete with the Company, or prepare to Compete with the Company, within the Protected Territory. This restriction applies regardless of whether the Grantee is physically present in the Protected Territory engaging in prohibited competition or whether the Grantee uses means of communication, such as the telephone or the Internet, to engage in prohibited competition within the Protected Territory while physically outside of the Protected Territory. Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Grantee from purchasing or owning less than five percent (5%) of the publicly traded securities of any competitor of the Company’s, provided that such ownership represents a passive investment and that the Grantee is not a controlling person of, or a member of a group that controls, such competitor. (d) The Grantee agrees that during employment with the Company and for a period of two (2) years thereafter regardless of the reasons for termination, the Grantee will not, to any tangible or intangible detriment of the Company, directly or indirectly do any of the following: (i) solicit in any way, or attempt to solicit in any way, any business from a Third Party; (ii) accept any business from, or attempt to accept any business from, a Third Party; and/or (iii) induce in any way, or attempt to induce in any way, a Third Party to terminate or diminish in any way its existing or prospective business relationship with the Company. (e) The Grantee agrees that during employment with the Company and for a period of two (2) years thereafter regardless of the reasons for termination, the Grantee will not directly or indirectly do any of the following:

7 (i) solicit in any way, or attempt to solicit in any way, any current or prospective employee of the Company to decline any prospective employment with the Company or to terminate his or her current employment with the Company; and/or (ii) induce in any way, or attempt to induce in any way, any current or prospective employee of the Company to decline any prospective employment with the Company or to terminate his or her current employment with the Company. 16. Miscellaneous and Remedies. In consideration of the Restricted Stock Units, the Grantee agrees to be bound by the following: (a) For purposes of this Section 16, the “Company” shall mean The Marzetti Company or any of its Affiliates. (b) The Grantee represents that the Grantee currently has no restrictions on competition imposed by any agreement with any prior employer, including without limitation any non-competition restriction or non-solicitation restriction, that would prevent the Grantee from working for the Company and performing all lawful duties that the Company may require of the Grantee. By signing this Agreement, the Grantee certifies that the Grantee has made every good faith effort to determine whether any such restrictions exist. The Grantee agrees that the Grantee is prohibited from using or disclosing any confidential business information or trade secrets of a prior employer. This prohibits without limitation any disclosure of such information or trade secrets to any employee of the Company or any use of such information or trade secrets as part of the Grantee’s job duties with the Company. The Grantee further acknowledges that the Company will never directly or indirectly request Grantee to improperly use or disclose any prior employer’s confidential information or trade secrets. If any Company employee does make such a request, the Grantee shall immediately report the request to the Company’s Human Resources Department. (c) The Grantee agrees to notify any of the Grantee’s actual or prospective employers of the existence and terms of this Agreement and agrees that the Company may notify such employers of the terms of this Agreement as well. (d) The Grantee agrees that any breach, threatened breach, or attempted breach by the Grantee of Sections 13, 14, and/or 15 of this Agreement will cause immediate and irreparable harm to the Company that cannot be adequately remedied by money damages and will entitle the Company to immediate injunctive relief and/or specific performance in any court of competent jurisdiction, as well as to all other legal or equitable remedies and Uniform Trade Secrets Act remedies, where applicable, to which the Company may be entitled. (e) If a jury or court of competent jurisdiction finds that the Grantee has breached Section 14 of this Agreement, and this finding becomes final after any appeals are exhausted, then the Grantee is liable to the Company, for each breach, in an amount equal to ten percent (10%) of the Grantee’s last total annual compensation provided by the Company. The Grantee agrees that if the Grantee breaches Section 14 of this Agreement then Company will suffer actual damages in an amount that would be difficult if not impossible to determine and that the liquidated damages imposed for a breach of Section 14 of this Agreement represent the damages fairly estimated by the parties to result from any breach and do not constitute a penalty. Furthermore, the Grantee agrees that the imposition of these liquidated damages does not demonstrate or imply that the Company would not suffer irreparable harm from any breach of this Agreement and does not render improper the award of injunctive relief. (f) The Grantee agrees that if the Grantee breaches, threatens to breach, or attempts to breach any of the provisions of Section 15(c) following termination of employment with the Company, then the post-employment restricted period for Section 15(c) shall be extended to encompass the period of one (1) year from the date the Company obtains a court order providing preliminary or permanent injunctive relief enjoining the Grantee from any or all acts and/or omissions contrary to Section 15(c). Similarly, if the Grantee breaches, threatens to breach, or attempts to breach any of the provisions of Sections 15(d) and/or 15(e) following termination of employment with the Company, then the restricted period for Sections 15(d)

8 and/or 15(e) shall be extended to encompass the period of two (2) years from the date the Company obtains a court order providing preliminary or permanent injunctive relief enjoining the Grantee from any acts and/or omissions contrary to Sections 15(d) and/or 15(e). (g) If the Company is, in its sole judgment, compelled to assert a cause of action against the Grantee to enforce or remedy any breach, threatened breach, or attempted breach of Sections 13, 14, and/or 15 of this Agreement, then the Grantee agrees to reimburse the Company for its reasonable attorneys’ fees and other reasonable expenses incurred in the investigation and successful prosecution or settlement of any such cause of action in addition to any damages or other remedies obtained by the Company. (h) If any part of the restrictions contained in Section 15 of this Agreement are found unenforceable by any court of competent jurisdiction, then the parties agree that they intend for the court to enforce the restrictions to the extent reasonable or enforceable and to not decline enforcement. The parties agree that, in any litigation over Section 15 of this Agreement, they will jointly advocate this position to the court and/or any jury. 17. Information. Information about the Grantee and the Grantee’s participation in the Plan may be collected, recorded and held, used and disclosed for any purpose related to the administration of the Plan. The Grantee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within the Grantee’s country or elsewhere, including the United States of America. The Grantee consents to the processing of information relating to the Grantee and the Grantee’s participation in the Plan in any one or more of the ways referred to above. 18. References. References herein to Grantee’s rights and obligations shall apply, where appropriate, to Grantee’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement. 19. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of, or by email or other electronic means using a system maintained by the Company when transmitted without a notice of failed delivery: If to the Company: The Marzetti Company 380 Polaris Parkway Suite 400 Westerville, Ohio 43082 Attention: Corporate Secretary If to Grantee: At Grantee’s most recent address shown on the Company’s corporate records, or at any other address which Grantee may specify in a notice delivered to the Company in the manner set forth herein. 20. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Grantee and Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock Units may be transferred by will or the laws of descent or distribution. 21. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law. 22. Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for

9 avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Grantee on account of non-compliance with Section 409A of the Code. 23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflict of laws. 24. Clawback. In accordance with Section 19 of the Plan, the Restricted Stock Units shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy, as amended from time to time, that is adopted to comply with the requirements of any applicable law, rule, regulation or stock exchange listing standard (including, but not limited to, the Company’s Recoupment of Incentive Compensation Policy, as adopted on September 21, 2023), or (b) any law, rule, regulation or stock exchange listing standard that imposes mandatory “clawback” or recoupment, under circumstances set forth in such law, rule, regulation or listing standard. By accepting this award of Restricted Stock Units, the Grantee is deemed to have acknowledged and consented to the Company’s application, implementation and enforcement of any clawback, forfeiture or other similar policy adopted by the Company, whether adopted prior to or following the date of the Grant Date, and any provision of applicable law or stock exchange listing requirement relating to reduction cancellation, forfeiture or recoupment, and to have agreed that the Company may take such actions as may be necessary to effectuate any such policy, requirement or applicable law, without further consideration or action. 25. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Administrator for review. The resolution of such dispute by the Administrator shall be final and binding on the Grantee and the Company. 26. Restricted Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 27. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Stock Units in this Agreement does not create any contractual right or other right to receive any Restricted Stock Units or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company. 28. Amendment. The Administrator has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock Units, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Grantee’s material rights under this Agreement without the Grantee’s consent. 29. No Impact on Other Benefits. The value of the Grantee’s Restricted Stock Units is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit. 30. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. 31. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective

10 only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. 32. Electronic Delivery and Consent to Electronic Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units and participation in the Plan or future grants of Restricted Stock Units that may be granted under the Plan by electronic means. Notwithstanding anything in this Agreement to the contrary, Grantee hereby consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, including the acceptance of Restricted Stock Unit grants and the execution of award agreements through electronic signature. [Signature Page Follows.]

11 Executed in the name and on behalf of the Company in Westerville, Ohio as of __________, 20__. THE MARZETTI COMPANY By: Name: Title: ACCEPTANCE OF AGREEMENT Grantee hereby: (a) acknowledges receiving a copy of the Plan, which has either been previously delivered or is provided with this Agreement, and represents that he or she is familiar with and understands all provisions of the Plan and this Agreement; (b) voluntarily and knowingly accepts this Agreement and the Restricted Stock Units granted to him or her under this Agreement subject to all provisions of the Plan and this Agreement; and (c) represents that he or she understands that the acceptance of this Agreement through an on-line or electronic system, if applicable, carries the same legal significance as if he or she manually signed the Agreement. Grantee further acknowledges receiving a copy of the Company’s most recent annual report to shareholders and other communications routinely distributed to the Company’s shareholders and a copy of the prospectus pertaining to the Plan. By: ____________________